UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 6, 2001



                                 INVESTools Inc.

             (Exact name of registrant as specified in its charter)

      Delaware                     333-67454                      76-0685039
-------------------         -----------------------            ----------------
 (State or other            (Commission File Number             IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)

  5959 Corporate Drive, Suite 2000, Houston, Texas                  77036
-------------------------------------------------------            --------
  (Address of principal executive offices)                         zip code)

                                 (281) 588-9700
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             ------------------------------------------------------
          (Former name or former address if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         Effective December 6, 2001, pursuant to the Second Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 25, 2001 and as amended by the First Amendment thereto on December 5, 2001, by and among ZiaSun Technologies, Inc. ("ZiaSun"), Telescan, Inc. ("Telescan"), INVESTools Inc. ("INVESTools") and two acquisition subsidiaries of INVESTools, ZiaSun and Telescan combined their businesses by merging with the acquisition subsidiaries of INVESTools (the "Merger") whereby ZiaSun and Telescan became wholly owned subsidiaries of INVESTools. Shares of ZiaSun common stock were converted into the right to receive one share of INVESTools common stock and shares of Telescan common stock were converted into the right to receive 0.55531 of a share of INVESTools common stock.

         The offer and sale of INVESTools common stock under the Merger Agreement was registered under the Securities Act of 1933 pursuant to INVESTools' Registration Statement on Form S-4, as amended (Registration No. 333-67454) ("Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") and declared effective on November 5, 2001. The Joint Proxy Statement/Prospectus of ZiaSun and Telescan included in the Registration Statement (the "Joint Proxy Statement/Prospectus") contains additional information about this transaction. Pursuant to Rule 12g-3(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), INVESTools common stock is deemed to be registered under Section 12(g) of the Exchange Act. INVESTools common stock has been approved for listing on the OTC Bulletin Board and will trade under the trading symbol "INVS". The description of INVESTools common stock contained under the caption "Description of INVESTools Capital Stock" on pages 128-130 in the Joint Proxy Statement/Prospectus is incorporated herein by this reference.

         ZiaSun's common stock and Telescan's common stock were both registered pursuant to Section 12(g) of the Exchange Act and traded on the OTC Bulletin Board. Each of ZiaSun and Telescan is filing a Form 15 with the SEC to terminate the registration of its common stock under the Exchange Act.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(a)       FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The financial statements for each of Telescan and ZiaSun are not included in this report, and will be filed on or before February 5, 2002.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Pro forma financial information for INVESTools is not included in this report, and will be filed on or before February 5, 2002.

(c)      EXHIBITS.

         Exhibit 2.1 Second Amended and Restated Agreement and Plan of Merger (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus related to INVESTools' Registration Statement on Form S-4 (Registration No. 333-67454)).

         Exhibit 99.1 Press Release concerning ZiaSun and Telescan stockholders' approval of the Merger.

         Exhibit 99.2 Press Release concerning the trading of INVESTools common stock on the OTCBB.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           INVESTOOLS INC.
                                           -----------------------------
                                           (Registrant)


Dated:  December 7, 2001                    /s/ Lee K. Barba
                                            -----------------------------------
                                            Lee K. Barba
                                            Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit No.                               Description

2.1 Second Amended and Restated Agreement and Plan of Merger (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus related to INVESTools' Registration Statement on Form S-4 (Registration No. 333-67454)).

99.1 Press Release concerning ZiaSun and Telescan stockholders' approval of the Merger.

99.2 Press Release concerning the trading of INVESTools common stock on the OTCBB.